UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2007 (June 28, 2007)

HALLADOR PETROLEUM COMPANY
(Exact Name of Registrant as specified in Charter)

0-14731
(Commission file number)

Colorado	84-1014610
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver, Colorado	80264-2701
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 303-839-5504
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 28, 2007, the registrant entered into an Amended and Restated Continuing Guaranty (the “Amended Guaranty”) to guaranty the full and complete payment of any indebtedness incurred by Sunrise Coal, LLC, an Indiana limited liability company (“Sunrise”), to Old National Bank (“Lender”), pursuant to that certain Credit Agreement dated April 19, 2006 (the “Credit Agreement”), as amended by that certain First Amendment to Credit Agreement, Waiver and Ratification of Loan Documents dated June 28, 2007 (the “First Amendment”), whereby Lender agreed to increase Sunrise’s existing line of credit and term loan to $40,000,000.00. The registrant owns 60% of the membership interests in Sunrise. Under the terms of the Amended Guaranty, the obligations of the registrant were secured by the registrant’s indirect interest in the Master Purchase/Sale Agreement effective as of September 1, 2001 (the “Gas Contract”), between Hallador Petroleum LLP, a subsidiary of the registrant, and Coral Energy Resources, L.P., pursuant to that certain Collateral Assignment of Gas Well Rights in favor of the Lender, dated as of April 19, 2006. The registrant disposed of its indirect interest in the Gas Contract on July 2, 2007, and pursuant to the terms of the Amended Guaranty will deposit certain proceeds it received upon disposition of its indirect interest in the Gas Contract into an account with the Lender to secure the registrant’s obligations under the Amended Guaranty.

The Amended Guaranty is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2007, the registrant entered into a Restricted Stock Unit Issuance Agreement (the “RSU Agreement”) with Victor P. Stabio, the Chief Executive Officer, President and Chief Financial Officer of the registrant. Under the terms of the RSU Agreement, Mr. Stabio was granted 390,000 restricted stock units, all of which vest on June 28, 2010, subject to Mr. Stabio’s continuing employment with the registrant and subject to acceleration in accordance with the terms of the RSU Agreement. Upon vesting, each unit entitles Mr. Stabio to receive one share of common stock. If Mr. Stabio’s employment with the registrant ceases for any reason prior to vesting, the units will be cancelled and Mr. Stabio will no longer have any right to receive any shares of common stock.

The RSU Agreement is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable

(d) Exhibits. The following exhibit is filed herewith:

10.1	Amended and Restated Continuing Guaranty, dated as of June 28, 2007, between Hallador Petroleum Company, Sunrise Coal, LLC, and Old National Bank.

10.2	Hallador Petroleum Company Restricted Stock Unit Issuance Agreement dated as of June 28, 2007, between Hallador Petroleum Company and Victor P. Stabio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLADOR PETROLEUM COMPANY

Date: July 2, 2007       By:   /S/VICTOR P. STABIO
                       Victor P. Stabio
                       Chief Executive Officer and President